ENDOWMENTS

                                     Part B
                      Statement of Additional Information

                              October 1, 2003
                      (as amended March 1, 2004)

Endowments (the "Trust") is an open-end management investment company, commonly known as a mutual fund. The Trust offers two diversified investment portfolios, Growth and Income Portfolio and Bond Portfolio (collectively, the "funds").


This document is not a prospectus but should be read in conjunction with the current prospectus of Endowments dated October 1, 2003. The prospectus may be obtained from your registered investment adviser or by writing to the Trust at the following address:

                                   Endowments
                              Attention: Secretary
                                   One Market
                           Steuart Tower, Suite 1800
                                 P.O. Box 7650
                            San Francisco, CA 94120
                                 (415) 421-9360

                               TABLE OF CONTENTS



Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        3
Fundamental Policies and Investment Restrictions. . . . . . . . . .        9
Management of the Funds . . . . . . . . . . . . . . . . . . . . . .       11
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       20
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       23
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       24
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       26
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       30
General Information . . . . . . . . . . . . . . . . . . . . . . . .       31
Investment Results and Related Statistics . . . . . . . . . . . . .       33
Financial Statements




                              Endowments - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the funds' net assets unless otherwise noted. This summary is not intended to reflect all of the funds' investment limitations.


GROWTH AND INCOME PORTFOLIO

     EQUITY SECURITIES

     . The fund will normally invest primarily in common stocks or securities convertible into common stocks.

     NON-U.S. SECURITIES

     . The fund may invest up to 10% of its assets in common stocks and other securities of issuers domiciled outside the United States. In determining the domicile of an issuer, the fund's investment adviser, Capital Research and Management Company, will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

BOND PORTFOLIO

     DEBT SECURITIES

     . Normally, at least 80% of the fund's assets will be invested in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents).

     . The fund will invest in debt securities rated Baa or above by Moody's Investors Service, Inc. ("Moody's") or BBB or above by Standard & Poor's ("S&P") or unrated but determined to be of equivalent quality by the investment adviser.

     . The fund has no current intention of investing in securities rated Ba or below by Moody's and BB or below by S&P or unrated but determined to be of equivalent quality by the investment adviser. The fund is not required to dispose of a security in the event that its rating is reduced below Baa or BBB (or if it is unrated, when its quality becomes equivalent to such a security).

     . The debt securities in which the fund invests may have stock conversion or purchase rights; however, such securities will generally not exceed 20% of the fund's assets.

     EQUITY SECURITIES

     . The fund will not acquire common stocks except through the exercise of conversion or stock purchase rights and will retain such common stocks only when it is consistent with the fund's objective of current income.

                              Endowments - Page 2

     NON-U.S. SECURITIES

     . The fund may invest up to 20% of its assets in obligations of corporations or government entities domiciled outside the United States and Canada. All Canadian and other non-U.S. securities purchased by the fund will be liquid, and meet the quality standards set forth above. Up to 10% of the fund's assets may be invested in securities denominated in currencies other than the U.S. dollar. In determining the domicile of an issuer, the investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company is legally organized, maintains principal corporate offices and/ or conducts its principal operations.

                      *     *     *     *     *     *

The funds may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


GROWTH AND INCOME PORTFOLIO AND BOND PORTFOLIO
----------------------------------------------

DEBT SECURITIES - Debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall.


Certain risk factors relating to debt securities are discussed below:


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - Debt securities may be sensitive to adverse economic changes and political and corporate developments and may be sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities.

     PAYMENT EXPECTATIONS - Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the funds would have to replace the security with a lower yielding security, resulting in a decreased return to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the funds may incur losses or expenses in seeking recovery of amounts owed to them.

                              Endowments - Page 3

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular debt securities, which may affect adversely the funds' ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower rated debt securities.


The investment adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The funds may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks automatically convert into common stocks. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stocks, and other securities may sometimes be converted into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


U.S. TREASURY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. AGENCY SECURITIES - U.S. agency securities include those securities issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve some form of federal sponsorship: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), Tennessee Valley Authority and Federal Farm Credit Bank System.

                              Endowments - Page 4

INVESTING IN VARIOUS COUNTRIES - Investing outside the United States may involve special risks, caused by, among other things: currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of the investment adviser, investing outside the United States also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The funds may invest in securities of issuers in developing countries only to a limited extent.


Additional costs could be incurred in connection with the funds' investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the funds will bear certain expenses in connection with their currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


CURRENCY TRANSACTIONS - The funds can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates (although Growth and Income Portfolio has no current intention to do so). A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the funds will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. Each fund will not generally attempt to protect against all potential changes in exchange rates. The funds will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the funds may enter into forward contracts. Such transactions may also affect the character and timing of income, gain or loss recognized by the funds for U.S. federal income tax purposes.


CASH AND CASH EQUIVALENTS - These include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)),
(ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

                              Endowments - Page 5

RESTRICTED SECURITIES AND LIQUIDITY - The funds may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the funds' Board of Trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The funds may incur certain additional costs in disposing of illiquid securities.


REPURCHASE AGREEMENTS - The funds may enter into repurchase agreements (although Growth and Income Portfolio has no current intention to do so) under which the funds buy a security and obtain a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the funds to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the funds' custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The funds will only enter into repurchase agreements involving securities in which they could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the funds may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the funds may be delayed or limited.


GROWTH AND INCOME PORTFOLIO
---------------------------

EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.


REAL ESTATE INVESTMENT TRUSTS - The fund may invest in securities issued by real estate investment trusts ("REITs"), which are pooled investment vehicles that primarily invest in real estate or real estate-related loans. REITs are not taxed on income distributed to shareholders provided they meet requirements imposed by the Internal Revenue Code. The risks associated with REIT debt investments are similar to the risks of investing in corporate-issued debt. In addition, the return on REITs is dependent on such factors as the skill of management and the real estate environment in general. Debt that is issued by REITs is typically rated by the credit rating agencies as investment grade or above.


BOND PORTFOLIO
--------------

PASS-THROUGH SECURITIES - The fund may invest in various debt obligations backed by a pool of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.


"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association ("Ginnie Mae"), Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie

                              Endowments - Page 6

Mae securities) or the issuer (in the case of Fannie Mae and Freddie Mac securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.


Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by Ginnie Mae, Fannie Mae and Freddie Mac. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.


"Collateralized mortgage obligations" ("CMOs") are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on these securities' effective maturities is magnified.


"Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.


"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


As the fund aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount

                              Endowments - Page 7
sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


The fund may also enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).


WARRANTS AND RIGHTS - The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.


INFLATION-INDEXED BONDS - The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities, and corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of deflation, principal value will be adjusted downward, reducing the interest payable.


Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate.


MATURITY - There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the funds' objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage

                              Endowments - Page 8
commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The funds' portfolio turnover rates for the fiscal years ended 2003 and 2002 were 29% and 50%, respectively, for Growth and Income Portfolio and 25% and 70%, respectively, for Bond Portfolio. See "Financial Highlights" in the prospectus for the funds' annual portfolio turnover for each of the last five fiscal periods.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - Each fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on a funds' net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


1. A fund may not invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that the restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

2. A fund may not make loans, but this limitation does not apply (i) to purchases of debt securities, loan participations, or the entry into of repurchase agreements, or (ii) to loans of portfolio securities if, as a result, no more than 33 1/3% of a fund's total assets would be on loan to third parties.

3. A fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (this shall not prevent the funds from investing in securities or other instruments backed by real estate, or the securities of companies engaged in the real estate business).

4. A fund may not purchase or sell commodities or commodities contracts. This restriction shall not prohibit the funds, subject to restrictions described in the funds' prospectus and statement of additional information, from purchasing, selling or entering into futures contracts options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.

                              Endowments - Page 9

5. A fund may not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended.

6. A fund may not borrow money, except temporarily for extraordinary or emergency purposes, in an amount not exceeding 5% of its total assets at the time of such borrowing.

7. A fund may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, or acquire more than 10% of the voting securities of any one issuer. These limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

8. A fund may not engage in the business of underwriting securities of other issuers, except to the extent that a fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

The following investment policies of the funds and all other policies described in the funds' prospectus and this statement of additional information are considered non-fundamental and may be changed at any time with the approval of the funds' board of trustees. The following non-fundamental policies apply to both funds:


1. The funds may not invest in other companies for the purpose of exercising control or management.

2.   The funds may not purchase puts or calls.

3. The funds may not invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.

The following non-fundamental policy applies to the Growth and Income Portfolio only:


1. The fund may not invest more than 10% of its total assets in securities that are not readily marketable.

The following non-fundamental policy applies to the Bond Portfolio only:


1. The fund may not invest more than 15% of its total assets in securities that are not readily marketable.

Restricted securities are treated as not readily marketable by the funds, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the funds' board of trustees.

                              Endowments - Page 10

                            MANAGEMENT OF THE FUNDS



BOARD OF TRUSTEES AND OFFICERS
                                                                                       NUMBER OF BOARDS
                       POSITION   YEAR FIRST ELECTED                                    WITHIN THE FUND
                       WITH THE       A TRUSTEE       PRINCIPAL OCCUPATION(S) DURING  COMPLEX/2/ ON WHICH   OTHER DIRECTORSHIPS/3/
    NAME AND AGE        TRUST      OF THE TRUST/1/             PAST 5 YEARS             TRUSTEE SERVES          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
 Robert J. Denison     Trustee           2003          Chair, First Security                   1            None
 Age: 62                                               Management (private
                                                       investment)
-----------------------------------------------------------------------------------------------------------------------------------
 Steven D. Lavine      Trustee           1994          President, California                   1            None
 Age: 56                                               Institute of the Arts
-----------------------------------------------------------------------------------------------------------------------------------
 Joseph M. Lumarda     Trustee           2000          Executive Vice President ,              1            None
 Age: 43                                               California Community
                                                       Foundation
-----------------------------------------------------------------------------------------------------------------------------------
 Patricia A.           Trustee           1988          Chief Financial Officer,                1            None
 McBride                                               Cosmetic and Maxillofacial
 Age: 60                                               Surgery Center
-----------------------------------------------------------------------------------------------------------------------------------
 Gail L. Neale         Trustee           1998          President, The Lovejoy                  5            None
 Age: 68                                               Consulting Group, Inc. (a
                                                       pro-bono consulting group
                                                       advising non-profit
                                                       organizations)
-----------------------------------------------------------------------------------------------------------------------------------
 Robert C. Ziebarth    Trustee           1993          Management Consultant,                  1            None
 Age: 67                                               Ziebarth Company (management
                                                       and financial consulting)
-----------------------------------------------------------------------------------------------------------------------------------



                              Endowments - Page 11

                                    YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)      NUMBER OF BOARDS
                        POSITION        A TRUSTEE                  DURING               WITHIN THE FUND
                        WITH THE      AND/OR OFFICER          PAST 5 YEARS AND        COMPLEX/2/ ON WHICH   OTHER DIRECTORSHIPS/3/
    NAME AND AGE         TRUST       OF THE TRUST/1/           POSITIONS HELD           TRUSTEE SERVES          HELD BY TRUSTEE
--------------------------------------------------------  WITH AFFILIATED ENTITIES
                                                        ---------------------------------------------------------------------------
 "INTERESTED" TRUSTEES/4,5/
-----------------------------------------------------------------------------------------------------------------------------------
 Robert G.             Chairman            1995          Senior Vice President and             3            None
 O'Donnell             of                                Director, Capital Research
 Age: 59               the Board                         and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Frank L. Ellsworth    Trustee             1992          President, The Japan                  1            None
 Age: 60                                                 Society; former Vice
                                                         President, Capital
                                                         Research and Management
                                                         Company
-----------------------------------------------------------------------------------------------------------------------------------
 Robert B. Egelston    Trustee             1989          Former Chairman of the                1            None
 Age: 72                                                 Board, The Capital Group
                                                         Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Thomas E. Terry       Trustee             1969          Consultant; former Vice               1            None
 Age: 65                                                 President and Secretary,
                                                         Capital Research and
                                                         Management Company
                                                         (retired 1994)
-----------------------------------------------------------------------------------------------------------------------------------






                               POSITION         YEAR FIRST ELECTED                  PRINCIPAL OCCUPATION(S) DURING
                               WITH THE             AN OFFICER                      PAST 5 YEARS AND POSITIONS HELD
     NAME AND AGE               TRUST            OF THE TRUST/1/                       WITH AFFILIATED ENTITIES
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Claudia P.                   President                1996         Senior Vice President, Capital Research and Management Company
 Huntington
 Age: 51
-----------------------------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine          Senior Vice               1995         Senior Vice President and Director, Capital Research and
 Age: 73                      President                             Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 John H. Smet                Senior Vice               1996         Senior Vice President, Capital Research and Management Company
 Age: 47                      President
-----------------------------------------------------------------------------------------------------------------------------------
 Gregory D. Johnson         Vice President             2000         Vice President, Capital Research Company*
 Age: 40
-----------------------------------------------------------------------------------------------------------------------------------
 Krista M. Johnson          Vice President             2000         Assistant Vice President, Fund Business Management Group,
 Age: 38                                                            Capital Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Patrick F. Quan          Vice President and           1986         Vice President - Fund Business Management Group, Capital
 Age: 45                      Secretary                             Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Susi M. Silverman            Treasurer                1998         Vice President - Fund Business Management Group, Capital
 Age: 33                                                            Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Anthony W. Hynes,       Assistant Treasurer           1998         Vice President - Fund Business Management Group, Capital
 Jr.                                                                Research and Management Company
 Age: 40
-----------------------------------------------------------------------------------------------------------------------------------



                              Endowments - Page 12

/*/ Company affiliated with Capital Research and Management Company.
/1/ Trustees and officers of the funds serve until their resignation, removal or retirement.

/2/ Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts;
    and Endowments, whose shareholders are limited to certain non-profit organizations.
/3/ This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
/4/ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the funds' investment adviser, Capital Research and Management Company, or affiliated entities.

/5/ All of the officers listed, except Krista M. Johnson, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUNDS IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.

                              Endowments - Page 13

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2002


                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                SHARES OWNED/2/               BY TRUSTEE
-------------------------------------------------------------------------------
 "NON-INTERESTED" TRUSTEES
-------------------------------------------------------------------------------
 Robert J. Denison                  None                       None
-------------------------------------------------------------------------------
 Steven D. Lavine                   None                       None
-------------------------------------------------------------------------------
 Joseph M. Lumarda                  None                       None
-------------------------------------------------------------------------------
 Patricia A. McBride                None                       None
-------------------------------------------------------------------------------
 Gail L. Neale                      None                   Over $100,000
-------------------------------------------------------------------------------
 Robert C. Ziebarth                 None                       None
-------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES/3/
-------------------------------------------------------------------------------
 Robert B. Egelston                 None                       None
-------------------------------------------------------------------------------
 Frank L. Ellsworth                 None                       None
-------------------------------------------------------------------------------
 Robert G. O'Donnell                None                   Over $100,000
-------------------------------------------------------------------------------
 Thomas E. Terry                    None                       None
-------------------------------------------------------------------------------


/1/ Ownership disclosure is made using the following ranges:  None; $1 -
    $10,000;$10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The
    amounts listed for "interested" Trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

/2/ Shareholders of the Trust are limited to: (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organizations"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization; and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. The Trust may change this policy at any time without the approval of its shareholders.
/3/ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the funds' investment adviser, Capital Research and Management Company, or affiliated entities.

                              Endowments - Page 14

TRUSTEE COMPENSATION PAID DURING THE FISCAL YEAR ENDED JULY 31, 2003


                                                           TOTAL COMPENSATION (INCLUDING
                                                              VOLUNTARILY DEFERRED
                                                                 COMPENSATION/1/)
                                                            FROM ALL FUNDS MANAGED BY
                                 AGGREGATE COMPENSATION   CAPITAL RESEARCH AND MANAGEMENT
NAME                                 FROM THE TRUST         COMPANY OR ITS AFFILIATES/2/
---------------------------------------------------------------------------------------------
 Robert J. Denison                        None                            None
---------------------------------------------------------------------------------------------
 Steven D. Lavine                         None                            None
---------------------------------------------------------------------------------------------
 Joseph M. Lumarda                        None                            None
---------------------------------------------------------------------------------------------
 Patricia A. McBride                      None                            None
---------------------------------------------------------------------------------------------
 Gail L. Neale                            None                         $98,500
---------------------------------------------------------------------------------------------
 Robert C. Ziebarth                       None                            None
---------------------------------------------------------------------------------------------



/1/ Amounts may be deferred under a non-qualified deferred compensation plan.
    Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the American Funds as designated by the Trustee.
/2/ Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts;
    and Endowments, whose shareholders are limited to certain non-profit organizations.

The Trust does not pay any salaries or fees to its trustees or officers. No pension or retirement benefits are accrued as part of fund expenses. However, the Trust reimburses certain expenses of the trustees who are not affiliated with the investment adviser.


All of the Trustees serve or have served on boards of tax-exempt 501(c)(3) organizations and have had experience in dealing with the administrative and financial needs of these institutions as indicated:


                         NAME                                   TAX-EXEMPT BOARDS ON WHICH TRUSTEE SERVES
-----------------------------------------------------------------------------------------------------------------
 Robert J. Denison                                       California Institute of the Arts; The Institute for
                                                         Contemporary Arts/P.S. 1 Museum, New York; The JL
                                                         Foundation; The Museum of Modern Art, New York; New
                                                         Mexico Academy of Science and Mathematics; Santa Fe
                                                         Institute
-----------------------------------------------------------------------------------------------------------------
 Robert B. Egleston                                      California Institute of the Arts; Claremont University
                                                         Center; Los Angeles Festival; The Los Angeles
                                                         Philharmonic Association; The Music Center of Los
                                                         Angeles County; The Wharton School of Finance and
                                                         Commerce, University of Pennsylvania
-----------------------------------------------------------------------------------------------------------------
 Frank L. Ellsworth                                      Global Partners, Canada; Independent Colleges of
                                                         Southern California, Inc.; The Japan Society; The
                                                         Japanese-American National Museum; Japanese Foundation
                                                         of International Education; The National Center for the
                                                         Preservation of Democracy; Pitzer College; Southwestern
                                                         University School of Law
-----------------------------------------------------------------------------------------------------------------
 Steven D. Lavine                                        American Council on the Arts; Asia Society California
                                                         Center; Cultural Policy Network Project of the Center
                                                         for Arts and Culture; KCET Public Broadcasting; KCRW-FM
                                                         National Public Radio; Los Angeles County Museum of Art;
                                                         Los Angeles Philharmonic Association; The Music Center
                                                         Operating Company, The Music Center of Los Angeles
                                                         County
-----------------------------------------------------------------------------------------------------------------
 Joseph M. Lumarda                                       CORO Southern California; Peter F. Drucker Graduate
                                                         School of Management; Southern California Association
                                                         for Philanthropy
-----------------------------------------------------------------------------------------------------------------
 Patricia A. McBride                                     Commemara Conservancy Foundation; Dallas Museum of Art
                                                         League; Dallas Symphony Orchestra Association; Dallas
                                                         Symphony Orchestra League; Dallas Women's Foundation;
                                                         Girl Scout Council, Inc.; Eugene and Margaret McDermott
                                                         Art Fund; St. Mark's School of Texas; Southwest Museum
                                                         of Science and Technology
-----------------------------------------------------------------------------------------------------------------
 Gail L. Neale                                           Circus Smirkus; Concern for Dying; The Flynn Theater;
                                                         The Frances Clark Center for Keyboard Pedagogy; National
                                                         Advisory Council; Hampshire College; The JL Foundation;
                                                         The Madison-Deane Initiative of the Visiting Nurse
                                                         Association; Preservation Trust of Vermont; Shelburne
                                                         Farms; The United Way; The Vera Institute of Justice;
                                                         The Vermont Folklife Center
-----------------------------------------------------------------------------------------------------------------
 Robert G. O'Donnell                                     University of California, Berkeley Foundation; Library
                                                         Advisory Board, University of California, Berkeley; Phi
                                                         Beta Kappa Association of Northern California; Audit
                                                         Committee, Town of Atherton, California
-----------------------------------------------------------------------------------------------------------------
 Thomas E. Terry                                         Academy of Arts and Sciences; Citizens' Scholarship
                                                         Foundation of America; Edgewood High School; Elvehjem
                                                         Museum of Art; Ketchum YMCA; Madison Community
                                                         Foundation; Madison Opera, Inc.; National Football
                                                         Scholarship Foundation; Ten Chimneys Foundation; Waisman
                                                         Center--University of Wisconsin
-----------------------------------------------------------------------------------------------------------------
 Robert C. Ziebarth                                      Chicago Maternity Center; Choate School; Foundation for
                                                         Reproductive Research & Education; Latin School of
                                                         Chicago; National Association of Independent Schools;
                                                         Naval Historical Foundation; Northwestern Memorial
                                                         Hospital
-----------------------------------------------------------------------------------------------------------------



                              Endowments - Page 15

TRUST ORGANIZATION AND THE BOARD OF TRUSTEES

Endowments, Inc., the predecessor to the Growth and Income Portfolio, was organized as a Delaware corporation in 1969; Bond Portfolio for Endowments, Inc., the predecessor to the Bond Portfolio, was organized as a Delaware corporation in 1970. Endowments, Inc. and Bond Portfolio for Endowments, Inc. were reorganized as two separate series of Endowments, a Delaware business trust which is a registered, open-end, diversified management investment company organized on May 14, 1998. The two separate series are called Growth and Income Portfolio and Bond Portfolio. On July 31, 1998, all assets of Endowments, Inc. and Bond Portfolio for Endowments, Inc. were transferred to Growth and Income Portfolio and Bond Portfolio, respectively. As a result, certain financial and other information appearing in the prospectus and statement of additional information reflect the operations of these predecessor entities through the date of the reorganization.


Delaware law charges Trustees with the duty of managing the business affairs of the Trust. Trustees are considered to be fiduciaries of the Trust and should act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use to attain the purposes of the Trust. In addition, the Trustees have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

                              Endowments - Page 16

As of September 1, 2003, the following shareholders owned 5% or more of the funds' outstanding shares:


GROWTH AND INCOME PORTFOLIO

                                                                  PERCENTAGE
                                                       SHARES         OF
                  NAME AND ADDRESS                      OWNED     SHARES OWNED
-------------------------------------------------------------------------------
California Institute for the Arts
24700 McBean Parkway                                   624,076       10.3%
Valencia, CA 91355
-------------------------------------------------------------------------------
Citizens' Scholarship of America
1505 Riverview Road                                    433,784        7.1%
St. Peter, MN 56082
-------------------------------------------------------------------------------
Facey Medical Foundation
15451 San Fernando Mission Boulevard                   462,635        7.7%
Mission Hills, CA 91345-1125
-------------------------------------------------------------------------------



BOND PORTFOLIO

                                                                  PERCENTAGE
                                                       SHARES         OF
                  NAME AND ADDRESS                      OWNED     SHARES OWNED
-------------------------------------------------------------------------------
California Institute for the Arts
24700 McBean Parkway                                   238,159       6.7%
Valencia, CA 91355
-------------------------------------------------------------------------------
Charles Schwab & Co. Inc.
Special Custody Account for Exclusive
Benefit of Customers - RIA Account
101 Montgomery Street                                  204,785       5.8%
San Francisco, CA  94104-4122
-------------------------------------------------------------------------------
Citizens' Scholarship of America
1505 Riverview Road                                    250,582       7.0%
St. Peter, MN 56082
-------------------------------------------------------------------------------
CGTC Agent
PIM 1494-00/1495-00
Capital Guardian Trust Company
120 South State College Blvd.                          229,884       6.5%
Brea, CA 92821-5805
-------------------------------------------------------------------------------
Facey Medical Foundation
15451 San Fernando Mission Boulevard                   271,647       7.7%
Mission Hills, CA 91345-1125
-------------------------------------------------------------------------------
Hudson Institute
5395 Emerson Way
P.O. Box 26919                                         239,781       6.7%
Indianapolis, IN 46226
-------------------------------------------------------------------------------


Shareholder inquiries may be made in writing to Endowments, c/o American Funds Service Company, Attention: IIS Team, 135 South State College Boulevard, Brea, CA 92821 or by calling 800/421-5475, ext. 30028.

                              Endowments - Page 17

All fund operations are supervised by the funds' Board of Trustees which meets periodically and performs duties required by applicable state and federal laws. The funds do not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares of either fund, that fund will hold a meeting at which any member of the board could be removed by a majority vote.


COMMITTEES OF THE BOARD OF TRUSTEES

The funds have an Audit Committee comprised of Robert J. Denison, Steven D. Lavine, Joseph M. Lumarda, Patricia A. McBride, Gail L. Neale and Robert C. Ziebarth, none of whom is considered an "interested person" of the funds within the meaning of the 1940 Act. The Committee oversees the funds' accounting and financial reporting policies and practices, their internal controls and the internal controls of the funds' principal service providers. The Committee acts as a liaison between the funds' independent auditors and the full Board of Trustees. Two Audit Committee meetings were held during the 2003 fiscal year.


The funds have a Contracts Committee comprised of Robert J. Denison, Steven D. Lavine, Joseph M. Lumarda, Patricia A. McBride, Gail L. Neale and Robert C. Ziebarth, none of whom is considered an "interested person" of the funds within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the funds and its Investment Adviser or the Investment Adviser's affiliates, such as the Investment Advisory and Service Agreement that the funds may enter into, renew or continue, and to make its recommendations to the full Board of Trustees on these matters. One Contracts Committee meeting was held during the 2003 fiscal year.


The funds have a Nominating Committee comprised of Robert J. Denison, Steven D. Lavine, Joseph M. Lumarda, Patricia A. McBride, Gail L. Neale and Robert C. Ziebarth, none of whom is considered an "interested person" of the funds within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. The Committee also evaluates, selects and nominates independent trustee candidates to the full Board of Trustees. While the Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the funds, c/o the funds' Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. Three Nominating Committee meetings were held during the 2003 fiscal year.


INVESTMENT ADVISER - The investment adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The investment adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more

                              Endowments - Page 18
than 50 countries around the world. The investment adviser believes that it is able to attract and retain quality personnel. The investment adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The investment adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include individuals, privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreements (the "Agreements") between the funds and the investment adviser will continue in effect until July 27, 2004, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each fund, and (ii) the vote of a majority of Trustees who are not parties to the Agreements or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements provide that the investment adviser has no liability to the funds for its acts or omissions in the performance of its obligations to the funds not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreements. The Agreements also provide that either party has the right to terminate them, without penalty, upon 60 days' written notice to the other party, and that the Agreements automatically terminate in the event of their assignment (as defined in the 1940 Act).


In determining whether to renew the Agreements each year, the Contracts Committee of the Board of Trustees evaluates information provided by the investment adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Trustees. At its most recent meeting on May 8, 2003, the Committee considered a number of factors in recommending renewal of the existing Agreements, including the quality of services provided to the funds, fees and expenses borne by the funds, and financial results of the investment adviser.


In approving the renewal of the Agreements and reviewing the quality of services provided to the funds, the Committee considered the good investment results over time of the funds, both absolutely and relative to peers and benchmarks, and particularly given the relatively low volatility of the funds and the relatively high quality of the securities in the portfolios. The Committee also expressed satisfaction with the level of advisory fees and expense ratios of the funds; the depth and quality of the investment adviser's research capabilities; the financial strength of the investment adviser; the uniformly high quality and strong credentials of its investment personnel; the ability of the investment adviser to attract and retain capable research and investment advisory personnel; the low turnover rates in its key personnel and the overall stability of the organization; the experience, capability and integrity of senior management; and the investment adviser's commitment to compliance and the systems it has in place to ensure a high level of compliance with applicable rules, laws and other standards. The Committee also reviewed the profitability analysis provided by the investment adviser, concluding that the investment adviser's level of profitability posed no significant concerns about the current reasonableness of the advisory fees.


The investment adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive,

                              Endowments - Page 19
administrative, clerical and bookkeeping functions of the funds, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the funds. The funds pay all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to their shareholders; taxes; expenses of the issuance and redemption of shares of the funds (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees and expenses paid to Trustees unaffiliated with the investment adviser; association dues; and costs of stationery and forms prepared exclusively for the funds.


The investment adviser receives a management fee at the annual rates of 1/2 of 1% of the funds' average daily net assets up to $150,000,000 and 4/10 of 1% of the portion of such average daily net assets over $150,000,000.


The Agreements provide for a management fee reduction to the extent that each fund's annual ordinary operating expenses exceed 0.75% of the average net assets of the fund. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.


For the fiscal years ended 2003, 2002 and 2001, the investment adviser received advisory fees from Growth and Income Portfolio of $334,342, $311,592 and $280,558, respectively. For the fiscal years ended 2003, 2002 and 2001, the Investment Adviser received advisory fees from Bond Portfolio of $275,354, $236,685 and $197,051, respectively.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION - Each fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. Each fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances each fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, each fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of each fund's assets and 10% of the outstanding voting securities of such issuer) and (ii)

                              Endowments - Page 20
not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which each fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by each fund from its current year's ordinary income and capital gain net income and (ii) any amount on which each fund pays income tax during the periods described above. Although each fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, each fund may determine that it is the interest of shareholders to distribute a lesser amount.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the funds, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the American Funds, as provided in the prospectus and statement of additional information.


     DIVIDENDS - Each fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the funds accrue receivables or liabilities denominated in a foreign currency and the time the funds actually collect such receivables, or pay such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the funds' investment company taxable income to be distributed to its shareholders as ordinary income.


     If the funds invest in stock of certain passive foreign investment companies, the funds may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the funds' holding period for the stock. The distribution or gain so allocated to any taxable year of the funds, other than the taxable year of the excess distribution or disposition, would be taxed to the funds at

                              Endowments - Page 21
     the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the funds' investment company taxable income and, accordingly, would not be taxable to the funds to the extent distributed by the funds as a dividend to its shareholders.


     To avoid such tax and interest, the funds intend to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The funds will be required to distribute any resulting income, even though they have not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the funds each year, even though the funds will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the funds which must be distributed to shareholders in order to maintain the qualification of the funds as regulated investment companies and to avoid federal income taxation at the level of the funds.


     In addition, some of the bonds may be purchased by the funds at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If a fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.


     Dividend and interest income received by the funds from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The funds also intend to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the funds.

                              Endowments - Page 22

     If any net long-term capital gains in excess of net short-term capital losses are retained by the funds for reinvestment, requiring federal income taxes to be paid thereon by the funds, the funds intend to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the funds on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - Fund shareholders are generally exempt from taxation under Internal Revenue Code Section 501(c). Therefore, distributions from the fund and transactions in fund shares should not result in income tax consequences to shareholders.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                               PURCHASE OF SHARES

The purchase of shares may be made in cash or in a like value of acceptable securities. Such securities will: (i) be acquired for investment and not for resale; (ii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iii) have a value which is readily ascertainable.


The following services are available in connection with the purchase of the American Funds.


     STATEMENT OF INTENTION - If you purchase Growth and Income Portfolio and/or Bond Portfolio, along with shares of the American Funds, you may enter into a non-binding commitment to purchase shares of the American Funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to a statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge for the American Funds, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

                              Endowments - Page 23

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including Class A shares held in a fee-based arrangement and other classes of shares of the American Funds, may be credited toward satisfying the Statement.

     During the Statement period, reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     CONCURRENT PURCHASES - You may combine purchases of Growth and Income and/or Bond Portfolio and purchases of all classes of shares of the American Funds to qualify for a reduced Class A sales charge for the American Funds. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - You may take into account the current value of your existing holdings in Growth and Income Portfolio and Bond Portfolio, as well as your holdings in any class of shares of the American Funds to determine your Class A sales charge for the American Funds. Alternatively, upon your request, you may take into account the amount you invested less any withdrawals (however, for this purpose, the amount invested does not include capital appreciation and reinvested dividends and capital gains). Direct purchases of money market funds are excluded.


                                PRICE OF SHARES

Shares are purchased or sold at the net asset value price next determined after the purchase or sell order is received and accepted by each fund or the Transfer Agent; the net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with registered investment advisers or their authorized designees, accepted by the Transfer Agent, the registered investment adviser or any of their designees. The registered investment adviser is responsible for promptly transmitting purchase and sell orders to the Transfer Agent.


Orders received by the registered investment adviser or authorized designee, the Transfer Agent, or the funds after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that registered investment advisers may have their own rules about share transactions and may have earlier cut-off times than those of the funds. For more

                              Endowments - Page 24
information about how to purchase through your registered investment adviser, contact your registered investment adviser directly.


Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the funds, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined, as follows:


1. Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the funds' Board. Subject to its oversight, the funds' Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the funds' investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations are valued in good faith by the Valuation Committee based upon what the funds might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the "fair value" to be assigned to a particular security, including, without limitation, the type of security, the existence of contractual or legal restrictions on resale, relevant financial or business developments affecting the issuer or its

                              Endowments - Page 25
business prospects, similar or related securities that are more actively traded, and changes in overall market conditions. The Valuation Committee employs additional fair value procedures to address issues related to investing substantial portions of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If events occur after the close of a market (and before these funds' net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices will be made to reflect these events. Events of this type could include earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets.

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the funds.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent or registered investment adviser.


For redemption requests received after the close of trading on the New York Stock Exchange, the redemption price will be the net asset value determined as of the close of trading on the next business day of the New York Stock Exchange. There is no charge to the shareholder for redemption. Payment in cash or in kind is made as soon as reasonably practicable after tender in proper form (as described above), and must, in any event, be made within seven days thereafter. Either fund may, however, suspend the right of redemption during any period when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends or holidays; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) any emergency as determined by the Securities and Exchange Commission exists, making disposal of portfolio securities or valuation of net assets of the funds not reasonably practicable.


Although they would not normally do so, the funds have the right to pay the redemption price in whole or in part in portfolio securities as selected by the Board of Trustees, taken at their value as used in determining net asset value for purposes of computing the redemption price. A shareholder that redeems fund shares, and is given by the fund a proportionate amount of the fund's portfolio securities in lieu of cash, may incur transaction charges in the event of a sale of the securities through an intermediary.


You may sell (redeem) other classes of shares in your account in any of the following ways:


     THROUGH YOUR REGISTERED INVESTMENT ADVISER

     "*) Shares purchased through registered investment advisers must be sold through the advisers (who may impose transaction charges not described in this prospectus).

                              Endowments - Page 26

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     "*)   Requests must be signed by the registered shareholder(s).

     "*)   A signature guarantee is required if the redemption is:

          -  Over $75,000;

          -  Made payable to someone other than the registered shareholder(s);
             or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


     "*)   Additional documentation may be required.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY

     "*) Redemptions by telephone or fax are limited to $75,000 per shareholder each day.

     "*)  Checks must be made payable to the registered shareholder(s).

     "*) Checks must be mailed to an address of record that has been used with the account for at least 10 days.

The funds do not have dealer agreements and do not accept redemption orders from broker-dealers."


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


If you notify the Transfer Agent, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution, subject to the appropriate sales charge, in any of the American Funds within 90 days after the date of the redemption or distribution. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.

                              Endowments - Page 27

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available if your account is held with a registered investment adviser.


AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments in the funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the funds at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the funds, the Transfer Agent or your registered investment adviser.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") of Growth and Income Portfolio and/or Bond Portfolio into Class A shares of any American Funds (except Class 529-A shares) at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may only exchange shares of the funds into Class A shares of the American Funds. Exchange purchases are subject to the minimum investment requirements of

                              Endowments - Page 28
the fund purchased and are subject to applicable sales charges on the fund being purchased, unless shares of Growth and Income Portfolio and/or Bond Portfolio were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.


Exchanges to Class 529-A shares may result in significant legal and tax consequences as described in the CollegeAmerica Program Description. Please consult your financial adviser prior to making such an exchange.


Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Price of Shares" above.) THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - You may automatically exchange shares of the funds in amounts of $50 or more among Class A shares of any American Funds on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS - You may automatically withdraw shares from the funds. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


TELEPHONE PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone, fax or telegraph purchase, redemption and/or exchange options, you agree to hold each fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to

                              Endowments - Page 29
unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


                      EXECUTION OF PORTFOLIO TRANSACTIONS


The investment adviser places orders with broker-dealers for the funds' portfolio transactions. The investment adviser strives to obtain best execution on the funds' portfolio transactions, taking into account a variety of factors to produce the most favorable total price reasonably attainable under the circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer's ability to offer liquidity and anonymity. The funds do not consider the investment adviser as having an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Subject to the considerations outlined above, the investment adviser may place orders for the funds' portfolio transactions with broker-dealers who have sold shares of funds managed by the investment adviser, or who have provided investment research, statistical or other related services to the investment adviser. In placing orders for the funds' portfolio transactions, the investment adviser does not commit to any specific amount of business with any particular broker-dealer. Further, when the investment adviser places orders for the funds' portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser. The investment adviser may, however, give consideration to investment research, statistical or other related services provided to the adviser in placing orders for the funds' portfolio transactions.

Portfolio transactions for the funds may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.



Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings if applicable, for the 2003, 2002 and 2001 fiscal years for Growth and Income Portfolio, amounted to $59,097, $88,125 and $73,719, respectively. The volume of trading activity decreased during the year, resulting in a decrease in brokerage commissions and dealer concessions paid on portfolio transactions.


Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, if applicable, for the 2003, 2002 and 2001 fiscal years for Bond Portfolio, amounted to $42,524, $62,311 and $63,285, respectively. The volume of trading activity decreased during the year, resulting in a decrease in dealer concessions paid on portfolio transactions.


The funds are required to disclose information regarding investments in the securities of their "regular" broker-dealers (or parent companies of their regular broker-dealers) that derive more than 15% of their revenue from broker-dealer activities. A regular broker-dealer is: (1) one of the ten broker-dealers that received from the funds the largest amount of brokerage commissions by participating, directly or indirectly, in the funds' portfolio transactions during the funds' most recent fiscal year; (2) one of the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the funds during the funds' most recent fiscal year; or (3) one of the ten broker-dealers that sold the largest amount of securities of the funds during the funds' most recent fiscal year. During the funds' most recent fiscal year, J.P. Morgan Chase & Co. was among the top 10 dealers that received the largest amount of brokerage commissions and/or that acted as principal in portfolio transactions for Growth and Income and Bond Portfolios. Growth

                              Endowments - Page 30
and Income Portfolio held equity securities of J.P. Morgan Chase & Co. in the amount of $1,227,000 as of the close of its most recent fiscal year. Bond Portfolio held debt securities of J.P. Morgan Chase & Co. in the amount of $128,000 as of the close of its most recent fiscal year.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the funds, including proceeds from the sale of shares of the funds and of securities in the funds' portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If a fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the funds' shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $480 for services with respect to Growth and Income Portfolio shares and $451 for services with respect to Bond Portfolio shares for the 2003 fiscal year.


INDEPENDENT AUDITORS - Deloitte & Touche LLP, located at Two California Plaza, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the Trust's independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the funds' independent auditors is reviewed and determined annually by the Board of Trustees.


INDEPENDENT LEGAL COUNSEL - Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, CA 90071, currently serves as counsel for the funds and for Trustees who are not interested persons (as defined by the 1940 Act) of the funds in their capacities as such. Certain legal matters in connection with the shares of beneficial interest offered by the prospectus have been passed upon for the funds by Paul, Hastings, Janofsky & Walker LLP. Counsel does not currently provide legal services to the funds' Investment Adviser or any of its affiliated companies. A determination with respect to the independence of the funds' "independent legal counsel" will be made at least annually by the independent Trustees of the funds, as prescribed by the 1940 Act and the rules thereunder.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The funds' fiscal year ends on July 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The funds' annual financial statements are audited by the funds' independent auditors, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the funds. In an effort to reduce the volume of mail shareholders receive from the funds when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The funds and Capital Research and Management Company and its affiliated companies, have adopted codes of ethics which allow for personal investments,

                              Endowments - Page 31
including securities in which each fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


PROXY VOTING PROCEDURES AND GUIDELINES - The investment adviser has adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the American Funds, Endowments and American Funds Insurance Series. Certain funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by an investment committee of the investment adviser under authority delegated by the funds' Boards. Therefore, if more than one fund invests in the same company, certain funds may vote differently on the same proposal.


All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals contained in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.


The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.


The Guidelines, which have been in effect for many years, provide an important framework for analysis and decision-making by all funds; however, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.


Beginning August 31, 2004 (and each August 31 thereafter) each fund will be required to file Form N-PX containing its complete voting record for the 12 months ended the preceding June 30. Once filed, the most recent Form N-PX will be available (i) without charge, upon request, by calling American Funds Service Company at 800/421-0180, and (ii) on the SEC's website at www.sec.gov.


The following summary sets forth the general positions of the American Funds, Endowments and American Funds Insurance Series and the investment adviser on various proposals. A copy of

                              Endowments - Page 32
the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website at www.americanfunds.com.


     DIRECTOR MATTERS - The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the Chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS - Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent and those which act to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS - Option plans are complicated and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a historical knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS - The ratification of auditors, procedural matters relating to the annual meeting, and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

                   INVESTMENT RESULTS AND RELATED STATISTICS

Growth and Income Portfolio's yield was 1.69% and Bond Portfolio's yield was 3.80% based on a 30-day (or one month) period ended July 31, 2003, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


     YIELD = 2[( (a-b)/cd + 1)/6/ -1]

     Where:  a  =   dividends and interest earned during the period.

             b   =  expenses accrued for the period (net of reimbursements).

             c   =  the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   =  the maximum offering price per share on the last day of the period. (Growth and Income Portfolio and Bond Portfolio do not have a sales charge.)

The funds may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by

                              Endowments - Page 33
the sum of the month-end net asset value and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


Growth and Income Portfolio's one year total return and average annual total return for the five- and ten-year periods ended on July 31, 2003 was 10.18%, 6.36% and 10.98%, respectively. Bond Portfolio's one year total return and average annual total return for the five- and ten-year periods ended on July 31, 2003 was 10.64%, 6.52% and 6.25%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return, the funds assume: (1) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (2) a complete redemption at the end of any period illustrated. In addition, the funds will provide lifetime average total return figures.


Total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The funds may include information on their investment results and/or comparisons of their investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.


The funds may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the funds may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      --------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
------  -------  ----------------------  -------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
-----  --------------------------     -----------------------


The funds may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The funds may compare their investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).




                              Endowments - Page 34

INVESTMENT PORTFOLIO
GROWTH AND INCOME PORTFOLIO July 31, 2003


                                                          Percent of
Industry Group Diversification                            net assets

Retailing                                                     7.92 %
Food, beverage & tobacco                                      7.91
Pharmaceuticals & biotechnology                               7.44
Aerospace & defense                                           6.08
Energy                                                        5.89
Banks                                                         5.81
Insurance                                                     5.53
Capital goods                                                 5.35
Ttechnology hardware & equipment                              5.00
Semiconductors & semiconductor equipment                      4.68
Utilities                                                     3.93
Software & services                                           3.09
Diversified financials                                        3.07
Media                                                         2.53
Telecommunication services                                    2.47
Household & personal products                                 2.30
Commercial services & supplies                                1.92
Health care equipment & services                              1.80
Materials                                                     1.47
Automobiles & components                                      0.95
Hotels, restaurants & leisure                                 0.91
Real estate                                                   0.90
Transportation                                                0.54
Consumer durables & apparel                                   0.30

Equity securities in initial period of acquisition            2.46    90.25 %

Short-term securities                                                 10.96

Other assets less liabilities                                         -1.21

Net assets                                                           100.00 %


                                                          Percent of
LARGEST EQUITY HOLDINGS                                   net assets

General Electric                                              2.43 %
General Dynamics                                              2.40
Altria Group                                                  2.37
Eli Lilly                                                     2.17
Lowe's Companies                                              1.69
Duke Energy                                                   1.62
J.P. Morgan Chase                                             1.62
Cisco Systems                                                 1.54
Texas Instruments                                             1.54
AOL Time Warner                                               1.52


                                                         Shares or
                                                         principal    Market
                                                          amount      value
EQUITY SECURITIES

RETAILING  -  7.92%
Lowe's Companies, Inc.                                     27,000  $ 1,284,120
Target Corp.                                               28,000    1,072,960
Walgreen Co.                                               29,500      882,640
Dollar General Corp.                                       43,000      791,200
Gap, Inc.                                                  35,000      629,650
May Department Stores Co.                                  20,000      494,200
Albertson's, Inc.                                          25,000      471,500
TJX Companies, Inc.                                        20,000      389,000
                                                                     6,015,270

FOOD, BEVERAGE & TOBACCO  -  7.91%
Altria Group, Inc.                                         45,000    1,800,450
PepsiCo, Inc.                                              20,000      921,400
Coca-Cola Co.                                              15,000      674,550
General Mills, Inc.                                        14,000      642,180
Sara Lee Corp.                                             30,000      560,700
Wm. Wrigley Jr. Co.                                        10,000      542,900
H.J. Heinz Co.                                             15,000      510,900
Del Monte Foods Co.(1)                                     40,000      350,000
                                                                     6,003,080

PHARMACEUTICALS & BIOTECHNOLOGY  -  7.44%
Eli Lilly and Co.                                          25,000    1,646,000
AstraZeneca PLC (ADR) (United Kingdom)                     28,000    1,126,160
Bristol-Myers Squibb Co.                                   41,000    1,074,200
Pfizer Inc                                                 22,000      733,920
Johnson & Johnson                                          12,000      621,480
Merck & Co., Inc.                                           8,000      442,240
                                                                     5,644,000

AEROSPACE & DEFENSE  -  6.08%
General Dynamics Corp.                                     23,000    1,824,820
Northrop Grumman Corp.                                     11,964    1,103,559
Honeywell International Inc.                               38,000    1,074,640
Raytheon Co.                                               20,000      614,000
                                                                     4,617,019

ENERGY  -  5.89%
Schlumberger Ltd.                                          20,000      901,400
Exxon Mobil Corp.                                          25,000      889,500
ChevronTexaco Corp.                                        11,000      793,210
Canadian Oil Sands Trust (Canada)                          25,229      663,375
Royal Dutch Petroleum Co. (New York registered)            15,000      653,700
  (Netherlands)
Marathon Oil Corp.                                         22,000      566,280
                                                                     4,467,465

BANKS  -  5.81%
Wells Fargo & Co.                                          20,000    1,010,600
Fannie Mae                                                 14,000      896,560
Fulton Financial Corp.                                     39,791      804,176
FleetBoston Financial Corp.                                20,000      621,800
Freddie Mac                                                12,000      586,200
PNC Financial Services Group, Inc.                         10,000      489,500
                                                                     4,408,836

INSURANCE  -  5.53%
Berkshire Hathaway Inc., Class A(1)                            15    1,080,150
Jefferson-Pilot Corp.                                      15,000      660,000
American International Group, Inc.                         10,000      642,000
Manulife Financial Corp. (Canada)                          20,000      586,800
First American Corp.                                       22,400      541,184
Chubb Corp.                                                 7,000      453,600
Mercury General Corp.                                       5,000      233,000
                                                                     4,196,734

CAPITAL GOODS  -  5.35%
General Electric Co.                                       65,000    1,848,600
Illinois Tool Works Inc.                                   14,000      975,100
Caterpillar Inc.                                           12,000      809,640
Emerson Electric Co.                                        8,000      429,600
                                                                     4,062,940

TECHNOLOGY HARDWARE & EQUIPMENT  -  5.00%
Cisco Systems, Inc.(1)                                     60,000    1,171,200
Lucent Technologies Inc. 8.00% convertible                  1,000      996,000
  preferred 2031
International Business Machines Corp.                       8,000      650,000
Dell Inc.(1)                                               12,000      404,160
Nokia Corp. (ADR) (Finland)                                20,000      306,000
EMC Corp.(1)                                               25,000      266,000
                                                                     3,793,360

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT  -  4.68%
Texas Instruments Inc.                                     62,000    1,169,940
Agere Systems Inc. 6.50% convertible notes 2009         $ 500,000      624,375
Intel Corp.                                                25,000      623,750
Applied Materials, Inc.(1)                                 30,000      585,000
Linear Technology Corp.                                    15,000      553,200
                                                                     3,556,265

UTILITIES  -  3.93%
Duke Energy Corp.                                          70,000    1,228,500
NSTAR                                                      18,000      805,140
Progress Energy, Inc.                                      12,000      488,880
FirstEnergy Corp.                                          13,267      457,579
                                                                     2,980,099

SOFTWARE & SERVICES  -  3.09%
Automatic Data Processing, Inc.                            30,000    1,112,400
Microsoft Corp.                                            25,000      660,000
Electronic Data Systems Corp.                              15,000      334,050
Oracle Corp.(1)                                            20,000      240,000
                                                                     2,346,450

DIVERSIFIED FINANCIALS  -  3.07%
J.P. Morgan Chase & Co.                                    35,000    1,226,750
American Express Co.                                       25,000    1,104,250
                                                                     2,331,000

MEDIA  -  2.53%
AOL Time Warner Inc.(1)                                    75,000    1,157,250
Gannett Co., Inc.                                           6,000      460,980
Comcast Corp., Class A(1)                                  10,000      303,200
                                                                     1,921,430

TELECOMMUNICATION SERVICES  -  2.47%
AT&T Wireless Services, Inc.(1)                           100,000      853,000
Sprint Corp. - FON Group                                   46,000      649,520
ALLTEL Corp.                                                8,000      374,320
                                                                     1,876,840

HOUSEHOLD & PERSONAL PRODUCTS  -  2.30%
Avon Products, Inc.                                        17,000    1,060,630
WD-40 Co.                                                  23,900      689,037
                                                                     1,749,667

COMMERCIAL SERVICES & SUPPLIES  -  1.92%
Avery Dennison Corp.                                       15,000      809,400
ServiceMaster Co.                                          65,000      650,000
                                                                     1,459,400

HEALTH CARE EQUIPMENT & SERVICES  -  1.80%
Becton, Dickinson and Co.                                  22,000      805,860
CIGNA Corp.                                                12,000      561,360
                                                                     1,367,220

MATERIALS  -  1.47%
International Paper Co.                                    15,000      586,800
Dow Chemical Co.                                           15,000      529,500
                                                                     1,116,300

AUTOMOBILES & COMPONENTS  -  0.95%
General Motors Corp.                                       17,000      636,310
Goodyear Tire & Rubber Co.                                 15,000       82,650
                                                                       718,960

HOTELS, RESTAURANTS & LEISURE  -  0.91%
McDonald's Corp.                                           30,000      690,300


REAL ESTATE  -  0.90%
Boston Properties, Inc.                                     8,000      346,320
Equity Residential                                         12,000      334,800
                                                                       681,120

TRANSPORTATION  -  0.54%
Burlington Northern Santa Fe Corp.                         15,000      413,400


CONSUMER DURABLES & APPAREL  -  0.30%
NIKE, Inc., Class B                                         4,400      227,656


MISCELLANEOUS  -  2.46%
Other equity securities in initial period of acquisition             1,870,022


TOTAL EQUITY SECURITIES (cost: $64,371,365)                         68,514,833



                                                        Principal       Market
                                                           amount        value
SHORT-TERM SECURITIES                                        (000)

CORPORATE SHORT-TERM NOTES  -  9.51%
Harley-Davidson Funding Corp. 0.90%-1.01%               $   1,750    1,749,325
  due 8/7-8/15/2003(2)
Gannett Co. 1.03% due 8/13/2003(2)                          1,600    1,599,405
E.I. DuPont de Nemours & Co. 1.00% due 8/26/2003            1,500    1,498,917
Kimberly-Clark Worldwide Inc. 1.01% due 8/7/2003(2)         1,400    1,399,725
Triple-A One Funding Corp. 1.10% due 8/1/2003(2)              970      969,970
                                                                     7,217,342

FEDERAL AGENCY DISCOUNT NOTES  -  1.45%
Federal Home Loan Bank 0.99% due 8/15/2003                  1,100    1,099,546


TOTAL SHORT-TERM SECURITIES (cost: $8,316,888)                       8,316,888


TOTAL INVESTMENT SECURITIES (cost: $72,688,253)                     76,831,721
Other assets less liabilities                                         (919,280)

NET ASSETS                                                         $75,912,441

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.

ADR = American Depositary Receipts

See Notes to Financial Statements


COMPANIES APPEARING IN THE PORTFOLIO SINCE JANUARY 31, 2003
Applied Materials
AstraZeneca
Chubb
Emerson Electric
General Dynamics
Illinois Tool Works
Linear Technology
Lowe's Companies
Target
TJX Companies


COMPANIES ELIMINATED FROM THE PORTFOLIO SINCE JANUARY 31, 2003
AT&T
Corning
Equity Office Properties
Motorola
National City
Pharmacia
Pitney Bowes
SBC Communications
Schering-Plough
Verizon Communications
Washington Mutual
XL Capital



INVESTMENT PORTFOLIO
BOND PORTFOLIO July 31, 2003

                                                                             Principal amount     Market
                                                                                   (000)          value
Bonds, notes & preferred stocks                                                 or shares

BANKS  -  9.83%
Household Finance Corp.:
 6.75% 2011                                                                     $     400    $    438,215
 6.375% 2011                                                                          125         133,773
HSBC Capital Funding LP, Series 2, 10.176%                                            400         566,976
  noncumulative step-up perpetual preferred (undated)(1)(2)
Washington Mutual, Inc. 5.625% 2007                                                   375         405,380
Washington Mutual Bank, FA 6.875% 2011                                                250         282,184
Washington Mutual Finance 8.25% 2005                                                  200         221,006
BNP U.S. Funding LLC, Series A, 7.738%                                                375         427,717
  noncumulative preferred (undated)(1)(2)
BNP Paribas Capital Trust 9.003% noncumulative                                        150         183,518
  trust preferred (undated)(1)
Barclays Bank PLC:(1)(2)
 6.86% callable perpetual core tier one notes (undated)                               350         367,234
 7.375% (undated)                                                                     125         142,343
SocGen Real Estate Co. LLC, Series A, 7.64% (undated)(1)(2)                           375         422,772
Fuji JGB Investment LLC, Series A, 9.87% noncumulative                                360         367,012
  preferred (undated)(1)(2)
Sumitomo Mitsui Banking Corp. 8.00% 2012                                              250         288,670
NB Capital Corp. 8.35% exchangeable preferred depositary shares                    10,000 shares  276,500
Bayerische Landesbank, Series F, 2.50% 2006                                     $     250         251,306
UFJ Finance Aruba A.E.C. 6.75% 2013                                                   250         242,423
Abbey National PLC 7.35% (undated)(2)                                                 200         223,968
BCI U.S. Funding Trust I 8.01% noncumulative                                          125         140,651
  preferred (undated)(1)(2)
DBS Capital Funding Corp., Series A, 7.657% noncumulative                             125         140,612
  guaranteed preference shares (undated)(1)(2)
Royal Bank of Scotland Group PLC, Series 3, 7.816% (undated)                          125         140,238
J.P. Morgan Chase & Co. 5.75% 2013                                                    125         127,613
                                                                                                5,790,111

TELECOMMUNICATION SERVICES  -  7.27%
Sprint Capital Corp.:
 7.625% 2011                                                                          350         377,380
 6.00% 2007                                                                           300         315,069
 7.90% 2005                                                                           200         215,706
 8.375% 2012                                                                          125         140,099
AT&T Wireless Services, Inc.:
 8.125% 2012                                                                          200         228,871
 7.875% 2011                                                                          200         225,547
 7.50% 2007                                                                           200         225,467
AT&T Corp. 7.80% 2011 (2)                                                             450         494,216
Hellenic Exchangeable Finance SCA 2.00% exchangeable bonds 2005               Euro    250         305,857
Verizon Global Funding Corp. 7.25% 2010                                         $     250         284,145
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006                       250         267,524
Deutsche Telekom International Finance BV 9.25% 2032(2)                               200         252,124
VoiceStream Wireless Corp. 10.375% 2009                                                 0             544
Qwest Services Corp. 13.50% 2010(1)                                                   176         190,080
France Telecom 9.25% 2011(2)                                                          150         178,570
British Telecommunications PLC 8.375% 2010(2)                                         125         149,613
Koninklijke KPN NV 8.00% 2010                                                         125         148,156
Vodafone Group PLC 7.75% 2010                                                         125         146,615
TELUS Corp. 8.00% 2011                                                                125         139,930
                                                                                                4,285,513

INSURANCE  -  5.31%
International Lease Finance Corp.:
 5.875% 2013                                                                          300         303,736
 3.75% 2007                                                                           300         299,832
AIG SunAmerica Global Financing VII 5.85% 2008(1)                                     125         135,905
Prudential Holdings, LLC, Series C, 8.695% 2023(1)(3)                                 500         584,375
Allstate Corp. 6.75% 2018                                                             320         349,779
Allstate Financial Global Funding LLC 5.25% 2007(1)                                   125         134,373
ING Capital Funding Trust III 8.439% noncumulative                                    250         296,710
  preferred (undated)(2)
ReliaStar Financial Corp. 8.00% 2006                                                  125         142,656
Nationwide Mutual Insurance Co. 7.875% 2033(1)                                        375         400,236
Monumental Global Funding Trust II-2002-A, Series A,                                  125         133,240
  5.20% 2007(1)
Hartford Financial Services Group, Inc. 2.375% 2006                                   125         123,046
Mangrove Bay Pass Through Trust 6.102% 2033(1)                                        125         118,141
MetLife, Inc. 3.911% 2005                                                             105         108,480
                                                                                                3,130,509

UTILITIES  -  5.10%
Exelon Generation Co., LLC 6.95% 2011                                                 300         330,490
Commonwealth Edison Co., Series 99, 3.70% 2008                                        125         124,768
Homer City Funding LLC 8.734% 2026(3)                                                 300         294,750
Midwest Generation, LLC, Series B, 8.56% 2016(3)                                      100          98,311
Cilcorp Inc. 9.375% 2029                                                              225         287,725
FPL Energy American Wind, LLC 6.639% 2023(1)(3)                                       300         287,532
Duke Energy Corp., Series D, 7.375% 2010                                              250         281,439
NiSource Finance Corp. 7.625% 2005                                                    250         276,304
AES Ironwood, LLC 8.857% 2025(3)                                                      246         254,484
Constellation Energy Group, Inc. 6.125% 2009                                          200         214,115
Israel Electric Corp. Ltd. 7.75% 2027(1)                                              175         165,323
Progress Energy, Inc. 6.05% 2007                                                      125         134,062
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007                           125         133,507
Southern Natural Gas Co. 8.00% 2032                                                   125         125,000
                                                                                                3,007,810

AUTOMOBILES & COMPONENTS  -  4.09%
Ford Motor Credit Co.:
 6.50% 2007                                                                           450         462,485
 6.75% 2008                                                                           300         299,956
 7.375% 2011                                                                          200         198,574
Ford Motor Co. Capital Trust II 6.50% cumulative                                    1,000 shares   43,650
  convertible trust preferred 2032
General Motors Corp. 7.125% 2013                                                $     300         293,092
General Motors Acceptance Corp.:
 8.00% 2031                                                                           125         115,640
 7.75% 2010                                                                           100         104,688
DaimlerChrysler North America Holding Corp.:
 7.75% 2005                                                                           250         271,823
 7.30% 2012                                                                           125         134,480
ArvinMeritor, Inc. 6.625% 2007                                                        250         244,375
Visteon Corp. 8.25% 2010                                                              231         238,184
                                                                                                2,406,947

MEDIA  -  3.47%
Tele-Communications, Inc.:
 7.875% 2013                                                                          250         286,764
 9.80% 2012                                                                           215         271,101
Comcast Cable Communications, Inc. 8.375% 2007                                        125         143,941
News America Holdings Inc. 7.75% 2045                                                 386         415,854
Liberty Media Corp.:
 7.875% 2009                                                                          125         137,372
 8.25% 2030                                                                           110         113,251
Univision Communications Inc. 7.85% 2011                                              125         141,084
Clear Channel Communications, Inc. 6.625% 2008                                        125         137,958
Cox Radio, Inc. 6.625% 2006                                                           125         134,311
Gannett Co., Inc. 4.95% 2005                                                          125         131,147
AOL Time Warner Inc. 7.625% 2031                                                      125         130,086
                                                                                                2,042,869

HEALTH CARE EQUIPMENT & SERVICES  -  2.83%
Aetna Inc.:
 7.875% 2011(4)                                                                       550         635,680
 7.375% 2006                                                                          125         138,297
Columbia/HCA Healthcare Corp. 7.00% 2007                                              260         273,369
HCA Inc. 6.95% 2012                                                                   215         214,621
HCA - The Healthcare Co. 8.75% 2010                                                   125         136,110
Humana Inc. 7.25% 2006                                                                125         136,860
UnitedHealth Group Inc. 5.20% 2007                                                    125         133,424
                                                                                                1,668,361

MATERIALS  -  2.78%
Georgia-Pacific Corp. 7.50% 2006                                                      353         354,765
Scotia Pacific Co. LLC, Series B:
 Class A-3, 7.71% 2028                                                                250         152,500
 Class A-1, 6.55% 2028(3)                                                             130         120,367
Inco Ltd. 7.20% 2032                                                                  250         248,916
Packaging Corp. of America 5.75% 2013(1)                                              250         243,604
Equistar Chemicals, LP 8.75% 2009                                                     250         234,375
BHP Finance (USA) Ltd. 8.50% 2012                                                     145         180,003
Corporacion Nacional del Cobre de Chile 6.375% 2012(1)                                100         104,524
                                                                                                1,639,054

RETAILING  -  2.71%
J.C. Penney Co., Inc.:
 7.125% 2023                                                                          757         647,235
 7.95% 2017                                                                           400         390,000
 7.65% 2016                                                                           325         307,125
Toys "R" Us, Inc. 7.875% 2013                                                         250         250,284
                                                                                                1,594,644

TECHNOLOGY HARDWARE & EQUIPMENT  -  2.12%
Solectron Corp. 0% LYON convertible notes 2020                                      1,300         731,250
Motorola, Inc. 8.00% 2011                                                             225         255,375
Analog Devices, Inc. 4.75% convertible subordinated notes 2005                        135         137,869
JABIL Circuit, Inc. 5.875% 2010                                                       125         122,857
                                                                                                1,247,351

INDUSTRIAL CONGLOMERATES  -  1.90%
Hutchison Whampoa International Ltd. 7.00% 2011(1)                                    375         398,611
General Electric Capital Corp., Series A:
 5.375% 2007                                                                          125         134,151
 6.00% 2012                                                                           125         131,711
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed                             10,000 shares  254,063
  perpetual capital securities(1)
Tyco International Group SA 6.375% 2011                                         $     200         199,000
                                                                                                1,117,536

DIVERSIFIED FINANCIALS  -  1.71%
CIT Group Inc.:
 7.375% 2007                                                                          250         280,321
 7.75% 2012                                                                           125         142,684
Newcourt Credit Group Inc., Series B, 6.875% 2005                                     300         320,213
AT&T Capital Corp., Series F, 6.60% 2005                                              250         265,584
                                                                                                1,008,802

REAL ESTATE  -  1.62%
EOP Operating LP:
 8.10% 2010                                                                           125         147,894
 6.75% 2012                                                                           125         136,227
ProLogis Trust 7.05% 2006                                                             125         140,150
Rouse Co. 7.20% 2012                                                                  125         135,868
United Dominion Realty Trust, Inc. 6.50% 2009                                         125         134,652
First Industrial, LP 6.875% 2012                                                      125         134,034
Simon Property Group, LP 4.875% 2010(1)                                               125         124,421
                                                                                                  953,246

CONSUMER DURABLES & APPAREL  -  1.59%
Toll Brothers, Inc. 6.875% 2012(1)                                                    375         404,264
MDC Holdings, Inc. 5.50% 2013                                                         250         237,551
Centex Corp. 4.75% 2008                                                               150         152,974
Pulte Homes, Inc. 8.125% 2011                                                         125         143,885
                                                                                                  938,674

CONSUMER FINANCE  -  1.12%
Capital One Bank:
 6.65% 2004                                                                           250         256,578
 8.25% 2005                                                                           100         108,971
MBNA Corp., Series B, 2.11% 2027(2)                                                   200         161,005
USA Education, Inc. 5.625% 2007                                                       125         133,998
                                                                                                  660,552

FOOD & STAPLES RETAILING  -  1.11%
Delhaize America, Inc. 8.125% 2011                                                    375         390,938
SUPERVALU INC. 7.50% 2012                                                             125         136,236
CVS Corp. 6.117% 2013(1)(3)                                                           123         129,547
                                                                                                  656,721

CAPITAL GOODS  -  0.75%
BAE SYSTEMS 2001 Asset Trust, Series 2001,                                            282         315,270
  Class G, MBIA insured, 6.664% 2013(1)(3)
John Deere Capital Corp. 3.90% 2008                                                   125         125,672
                                                                                                  440,942

SOFTWARE & SERVICES  -  0.65%
Electronic Data Systems Corp.:
 7.125% 2009                                                                          250         264,147
 6.00% 2013(1)                                                                        125         117,163
                                                                                                  381,310

COMMERCIAL SERVICES & SUPPLIES  -  0.47%
Cendant Corp. 7.375% 2013                                                             250         278,351

TRANSPORTATION  -  0.43%
Union Pacific Railroad Co. Pass Through Trust,                                        125         117,138
  Series 2003-1, 4.698% 2024(3)
Southern Capital Corp. Pass Through Trust, Series 2002-1,                             111         115,723
  Class G, MBIA insured, 5.70% 2023(1)(3)
Jet Equipment Trust, Series 1994-A, 11.79% 2013(1)(5)                                 750          22,500
                                                                                                  255,361

HOTELS, RESTAURANTS & LEISURE  -  0.41%
Hyatt Equities, LLC 6.875% 2007(1)                                                    125         126,931
MGM Mirage, Inc. 8.50% 2010                                                           100         112,000
                                                                                                  238,931

ENERGY  -  0.23%
Valero Energy Corp. 6.875% 2012                                                       125         132,942

ASSET BACKED OBLIGATIONS(3)  -  3.89%
PP&L Transition Bond Co. LLC, Series 1999-1,                                          250         280,910
  Class A-7, 7.05% 2009
Residential Asset Mortgage Products, Inc., Series 2003-RS1,                           250         251,875
  Class AI2, 2.871% 2023
Prestige Auto Receivables Trust, Series 2003-1,                                       250         251,133
  Class A-2, FSA insured, 2.41% 2010(1)
Delta Air Lines, Inc., Series 2003-1, Class G,                                        244         245,272
  AMBAC insured, 1.86% 2009(1)(2)
Northwest Airlines, Inc., Series 1999-3, Class G,                                     224         238,924
  7.935% 2020
Continental Airlines, Inc., Series 2000-1, Class A-1,                                 226         217,088
  8.048% 2022
Educational Enhancement Funding Corp. Tobacco Settlement Bonds,                       190         176,319
  Series 2002-A, 6.72% 2025
Conseco Finance Manufactured Housing Contract Trust,                                  125         126,993
  Series 2001-3, Class A-2, 5.16% 2033
Green Tree Financial Corp., Series 1996-5, Class B-2,                                 239          28,734
  8.45% 2027(5)
America West Airlines, Inc., Series 2000-1, Class G,                                  135         140,529
  AMBAC insured, 8.057% 2022
PF Export Receivables Master Trust, Series 2001-B,                                    125         136,831
  MBIA insured, 6.60% 2011(1)
Ameriquest Mortgage Securities Inc., Asset-backed                                     125         125,059
  Pass-Through Certificates, Series 2003-5,
  Class A-2, 2.43% 2033
Tobacco Settlement Financing Corp., Tobacco Settlement                                 76          72,947
  Asset-backed Bonds, Series 2001-A, 6.36% 2025
                                                                                                2,292,614

COLLATERALIZED MORTGAGE OBLIGATIONS-PRIVATELY ORIGINATED (3) -  6.56%
Morgan Stanley Capital I, Inc., Series 1998-HF2,                                      500         552,116
  Class A-2, 6.48% 2030
GS Mortgage Securities Corp. II, Series 1998-C1:(2)
 Class D, 7.209% 2030                                                                 250         265,775
 Class E, 7.209% 2030                                                                 250         244,615
Chase Commercial Mortgage Securities Corp., Series 1998-2,                            375         412,134
  Class A-2, 6.39% 2030
CS First Boston Mortgage Securities Corp.:
 Series 1998-C1:
  Class A-1B, 6.48% 2040                                                              125         137,455
  Class A-1A, 6.26% 2040                                                              126         133,020
 Series 2001-CF2, Class A-2, 5.935% 2034                                              125         133,944
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026(1)                            314         318,994
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2,                   250         273,708
  Class A-2, 6.48% 2035
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5,                         250         270,762
  Class A-3, 6.16% 2035
LB-UBS Commercial Mortgage Trust, Series 2000-C3,                                     125         146,864
  Class A-2, 7.95% 2010
Chase Manhattan Bank - First Union National Bank,                                     125         143,820
  Commercial Mortgage Trust, Series 1999-1, Class B, 7.619% 2031
Structured Asset Securities Corp., Series 1998-RF2, Class A,                          128         140,945
  8.498% 2027(1)(2)
Nomura Asset Securities Corp., Series 1998-D6, Class A-1A,                            130         139,143
  6.28% 2030
GMAC Commercial Mortgage Securities, Inc., Series 1997-C1,                            125         138,180
  Class A-3, 6.869% 2029
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B,                           125         138,080
  6.46% 2032
GGP Mall Properties Trust, Series 2001-GGP1, Class A-2,                               123         129,282
  5.007% 2011(1)
Bear Stearns ARM Trust, Series 2003-6, Class A-2, 4.08% 2033(2)                       125         127,150
Residential Funding Mortgage Securities I, Inc., Series 2001-S1,                       17          17,482
  Class A-1, 7.00% 2016
                                                                                                3,863,469

FEDERAL AGENCY OBLIGATIONS-MORTGAGE PASS-THROUGHS  (3) -  5.00%
Government National Mortgage Assn.:
 5.00% 2033                                                                           370         352,947
 7.00% 2024-2032                                                                      611         645,402
 7.50% 2023-2032                                                                      315         335,641
 8.00% 2023-2031                                                                      311         336,213
 8.50% 2008                                                                            61          65,949
 10.00% 2019-2020                                                                     185         215,200
Fannie Mae:
 6.00% 2016                                                                           105         109,013
 6.50% 2016-2031                                                                      176         183,699
 7.00% 2026-2031                                                                      155         162,410
 7.50% 2031                                                                            44          46,775
Freddie Mac:
 5.00% 2018                                                                           250         249,765
 6.00% 2032                                                                           225         228,021
 8.75% 2008                                                                            15          16,329
                                                                                                2,947,364

FEDERAL AGENCY OBLIGATIONS-COLLATERALIZED MORTGAGE OBLIGATIONS(3) -  1.20%
Freddie Mac:
 Series T-056, Class A-2A, 2.842% 2036                                                250         246,950
 Series T-042, Class A-2, 5.50% 2042                                                  125         127,667
Fannie Mae:
 Series 2001-20, Class C, 11.85% 2031(2)                                              111         125,049
 Series 2001-4, Class GA, 10.147% 2025(2)                                             108         121,128
 Series 2001-T10, Class A-1, 7.00% 2041                                                80          86,923
                                                                                                  707,717

FEDERAL AGENCY OBLIGATIONS-OTHER  -  3.23%
Fannie Mae 7.00% 2005                                                                 750         820,890
Freddie Mac:
 5.75% 2010                                                                           250       308,765
 4.25% 2005                                                                     $     250         260,545
Federal Home Loan Bank 4.875% 2004(4)                                                 500         513,430
                                                                                                1,903,630

U.S. TREASURY NOTES & BONDS  -  18.52%
 6.00% August 2004                                                                  1,150       1,205,706
 11.625% November 2004                                                              1,765       1,992,791
 5.75% November 2005                                                          Euro  1,750       1,897,105
 9.375% February 2006                                                               1,150       1,357,184
 3.375% January 2007(6)                                                               608         654,570
 6.625% May 2007                                                                      800         909,376
 3.00% November 2007                                                                1,250       1,246,675
 14.00% November 2011                                                                 450         611,577
 4.375% August 2012                                                                   250         249,298
 11.250% February 2015                                                                500         789,765
                                                                                               10,914,047

NON-U.S. GOVERNMENT OBLIGATIONS  -  0.29%
United Mexican States Government Eurobonds 11.375% 2016                               125         168,438


MUNICIPAL OBLIGATIONS  -  2.01%
Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds:
 Series 2003, 4.375% 2019                                                             300         281,610
 Series 2003, 6.125% 2024                                                             125         112,019
 Series 2002, 5.75% 2032                                                              125         107,306
Badger Tobacco Asset Securitization Corp., Tobacco Settlement                         310         282,562
  Asset-backed Bonds, 6.125% 2027
Golden State Tobacco Securitization Corp., Tobacco Settlement                         325         279,029
  Asset-backed Bonds, Series 2003-A1, 6.25% 2033
Eastern Municipal Power Agency, Power System Rev. Ref. Bonds,                         125         119,843
  Federally Taxable, Series 2003-E, 5.55% 2014
                                                                                                1,182,369


TOTAL BONDS, NOTES & preferred stocks (cost: $55,865,398)                                      57,856,185



                                                                                Principal          Market
                                                                                   amount           value
SHORT-TERM SECURITIES                                                               (000)

Corporate short-term notes  -  3.85%
Harley-Davidson Funding Corp. 1.03% due 8/11/2003(1)                           $    1,400   $   1,399,559
General Electric Capital Corp. 1.08% due 8/1/2003                                     870         869,974


TOTAL SHORT-TERM SECURITIES (cost: $2,269,533)                                                  2,269,533


TOTAL INVESTMENT SECURITIES (cost: $58,134,931)                                                60,125,718
Other assets less liabilities                                                                  (1,208,336)

NET ASSETS                                                                                    $58,917,382



(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2)  Coupon rate may change periodically.
(3) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(4) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(5) Company not making scheduled interest payments; bankruptcy proceedings pending.
(6) Index-linked bond whose principal amount moves with a government retail price index.

See Notes to Financial Statements


FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                                    Growth and
                                                      Income          Bond
at July 31, 2003                                    Portfolio      Portfolio

Assets:
 Investment securities at market
  (cost: $72,688,253 and $58,134,931,
   respectively)                                   $76,831,721   $60,125,718
 Cash                                                   59,399        55,361
 Receivables for:
  Sales of investments                                  46,570         1,985
  Sales of funds' shares                                     -        19,238
  Dividends and interest                               128,716       820,988
 Other assets                                            3,607         6,986
  Total assets                                      77,070,013    61,030,276

Liabilities:
 Payables for:
  Purchases of investments                           1,081,310     1,064,438
  Repurchases of funds' shares                          10,800       989,298
  Investment advisory services                          32,168        25,893
  Other fees and expenses                               33,294        33,265
  Total liabilities                                  1,157,572     2,112,894
NET ASSETS AT JULY 31, 2003                        $75,912,441   $58,917,382

Net assets consist of:
 Capital paid in on shares of beneficial interest  $73,650,016   $58,893,259
 Undistributed (distributions in excess of) net
  investment income                                    152,165      (506,882)
 Accumulated net realized loss                      (2,033,071)   (1,460,751)
 Net unrealized appreciation                         4,143,331     1,991,756
NET ASSETS AT JULY 31, 2003                        $75,912,441   $58,917,382

Shares of beneficial interest issued and
  outstanding - unlimited shares authorized
Shares outstanding                                   6,038,710     3,555,560
Net asset value per share                               $12.57        $16.57



STATEMENT OF OPERATIONS
for the year ended July 31, 2003
                                                    Growth and
                                                      Income          Bond
Investment income:                                  Portfolio      Portfolio
 Income:
  Dividends (net of non-U.S. withholding tax
    of $13,190 on Growth and Income Portfolio)      $1,552,086       $40,700
  Interest                                             158,589     3,316,910
  Total income                                       1,710,675     3,357,610
 Fees and expenses:
  Investment advisory services                         334,342       275,354
  Transfer agent services                                  480           451
  Reports to shareholders                               17,051        17,051
  Registration statement and prospectus                 14,443        12,933
  Postage, stationery and supplies                         108           108
  Trustees' meetings                                    23,732        23,732
  Auditing                                              36,650        36,650
  Legal                                                 18,093        18,093
  Custodian                                              1,457         1,245
  Other                                                  7,009         7,009
  Total expenses                                       453,365       392,626
 Net investment income                               1,257,310     2,964,984

Net realized loss and unrealized
 appreciation on investments
 and non-U.S. currency:
 Net realized (loss) gain on:
  Investments                                       (1,288,628)     (574,237)
  Non-U.S. currency transactions                        (1,468)        1,107
                                                    (1,290,096)     (573,130)
 Net unrealized appreciation (depreciation) on:
  Investments                                        7,356,746     3,037,050
  Non-U.S. currency translations                          (137)         (295)
                                                     7,356,609     3,036,755
   Net realized loss and
    unrealized appreciation
    on investments and non-U.S. currency             6,066,513     2,463,625
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                    $7,323,823    $5,428,609



See Notes to Financial Statements


GROWTH AND INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                        Year ended July 31
                                                        2003          2002
Operations:
 Net investment income                              $1,257,310    $1,127,842
 Net realized loss on investments and
  non-U.S. currency transactions                    (1,290,096)     (718,010)
 Net unrealized appreciation (depreciation)
  on investments and non-U.S. currency translations  7,356,609    (6,525,422)
  Net increase (decrease) in net assets
   resulting from operations                         7,323,823    (6,115,590)

Dividends and distributions paid to
 shareholders:
 Dividends from net investment income               (1,157,157)   (1,139,542)
 Distributions from net realized gain
  on investments                                             -      (775,771)
   Total dividends and distributions paid
    to shareholders                                 (1,157,157)   (1,915,313)

CAPITAL SHARE TRANSACTIONS                           6,729,168    10,206,149

TOTAL INCREASE IN NET ASSETS                        12,895,834     2,175,246

NET ASSETS:
 Beginning of year                                  63,016,607    60,841,361
 End of year (including undistributed net investmen
  income: $152,165 and $53,480, respectively)      $75,912,441   $63,016,607


See Notes to Financial Statements



BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                        Year ended July 31
                                                        2003          2002
OPERATIONS:
 Net investment income                              $2,964,984    $2,874,247
 Net realized (loss) gain on investments and
  non-U.S. currency transactions                      (573,130)      376,532
 Net unrealized appreciation (depreciation)
  on investments and non-U.S. currency translations  3,036,755    (1,920,717)
  Net increase in net assets
   resulting from operations                         5,428,609     1,330,062


DIVIDENDS PAID TO SHAREHOLDERS FROM NET
 INVESTMENT INCOME                                  (3,360,728)   (3,105,961)

CAPITAL SHARE TRANSACTIONS                           6,719,202     5,918,664

TOTAL INCREASE IN NET ASSETS                         8,787,083     4,142,765

NET ASSETS:
 Beginning of year                                  50,130,299    45,987,534
 End of year (including
  distributions in excess of net investment
  income: $506,882 and $199,054, respectively)     $58,917,382   $50,130,299


See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization - ENDOWMENTS (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued two series of shares, Growth and Income Portfolio and Bond Portfolio (the "funds"). Growth and Income Portfolio seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks. Bond Portfolio seeks to provide as high a level of current income as is consistent with the preservation of capital through investments in fixed-income securities.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the trust:

     SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the trust's Board of Trustees.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by each fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

     MORTGAGE DOLLAR ROLLS - Bond Portfolio may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction, therefore, any realized gain or loss is deferred until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid.

3. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The funds comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intend to distribute substantially all of their net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in non-U.S. securities; cost of investments sold; paydowns on investments; net capital losses; and amortization of premiums. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds. As of July 31, 2003, the cost of investment securities for federal income tax purposes was $72,688,253 and $58,838,790 for Growth and Income Portfolio and Bond Portfolio, respectively.

As of July 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                         Growth and
                                                           Income       Bond
                                                         Portfolio    Portfolio

Undistributed net investment income and currency gains    $152,165     $212,245
Short-term and long-term capital loss deferrals         (2,033,072)  (1,460,752)
Gross unrealized appreciation on investment securities   8,240,737    3,225,130
Gross unrealized depreciation on investment securities  (4,097,269)  (1,938,202)

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $625,799 and $1,043,860, expiring in 2010 and 2011, respectively, for Growth and Income Portfolio and capital loss carryforwards of $293,951, $505,754 and $513,950, expiring in 2008, 2009 and 2011, respectively, for Bond Portfolio. The capital loss carryforwards will be used to offset any capital gains realized by the funds in future years through the expiration dates. The funds will not make distributions from capital gains while capital loss carryforwards remain. Also included are capital losses of $363,413 and $147,097 for Growth and Income Portfolio and Bond Portfolio, respectively, that were realized during the period November 1, 2002 through July 31, 2003.

The tax character of distributions paid to shareholders was as follows:


                              Distributions from ordinary income       Distributions            Total
                           Net investment income       Short-term      from long-term       distributions
                            and currency gains       capital gains     capital gains            paid
Year ended July 31, 2003
Growth and Income Portfolio      $ 1,157,157               -                  -             $ 1,157,157
Bond Portfolio                     3,360,728               -                  -               3,360,728

Year ended July 31, 2002
Growth and Income Portfolio      $ 1,139,542          $ 568,899          $ 206,872          $ 1,915,313
Bond Portfolio                     3,105,961               -                  -               3,105,961



4. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the funds' investment adviser, is the parent company of American Funds Service Company ("AFS"), the funds' transfer agent.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.50% on the first $150 million of daily net assets and 0.40% on such assets in excess of $150 million.

The Investment Advisory and Service Agreement provides for a fee reduction to the extent that annual operating expenses exceed 0.75% of the average daily net assets of the funds. Expenses related to interest, taxes, brokerage commissions, transaction costs and extraordinary items are not subject to these limitations. For the year ended July 31, 2003, no such fee reduction was required.

TRANSFER AGENT SERVICES - The funds have a transfer agent agreement with AFS. Under this agreement, the funds compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the trust are or may be considered to be affiliated with CRMC and AFS. No fees were paid by the trust to its unaffiliated Trustees. The unaffiliated Trustees were reimbursed by the trust for expenses incurred while traveling to fund meetings.

5. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the funds were as follows:


                                                          Reinvestments of dividends
                                         Sales                and distributions            Repurchases            Net increase
YEAR ENDED JULY 31, 2003           Amount       Shares       Amount      Shares       Amount       Shares       Amount     Shares
Growth and Income Portfolio     $13,694,059   1,211,024     $ 905,266    79,171   $ (7,870,157)  (677,750)  $ 6,729,168    612,445
Bond Portfolio                    9,585,024     581,137     2,669,682   162,452     (5,535,504)  (335,102)    6,719,202    408,487

YEAR ENDED JULY 31, 2002
Growth and Income Portfolio     $15,141,767   1,181,118   $ 1,593,736   126,245   $ (6,529,354)  (520,299)  $ 10,206,149   787,064
Bond Portfolio                   11,239,545     696,535     2,197,146   136,119     (7,518,027)  (461,798)     5,918,664   370,856


6. RESTRICTED SECURITIES

The funds have invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolios. As of July 31, 2003, the total value of restricted securities was $5,718,425 and $9,886,677, which represents 7.53% and 16.78% of the net assets of Growth and Income Portfolio and Bond Portfolio, respectively.

7. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

Growth and Income Portfolio and Bond Portfolio made purchases of investment securities of $23,574,123 and $21,895,930 and sales of investment securities of $16,598,032 and $13,166,563, respectively, during the year ended July 31, 2003. Short-term securities transactions were excluded.

The funds receive a reduction in their custodian fees equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended July 31, 2003, the custodian fees of $1,457 and $1,245 for Growth and Income Portfolio and Bond Portfolio, respectively, were offset by this reduction, rather than paid in cash.


FINANCIAL HIGHLIGHTS
GROWTH AND INCOME PORTFOLIO

                          Income (loss) from investment operations(1)
                                                        Net
                          Net asset                 gains(losses)
                             value,       Net       on securities    Total from
                          beginning    investment  (both realized    investment
                            of year      income    and unrealized)   operations

 Year ended 7/31/2003        $11.61      $.22            $.94          $1.16
 Year ended 7/31/2002         13.11       .23           (1.33)         (1.10)
 Year ended 7/31/2001         11.94       .30            1.81           2.11
 Year ended 7/31/2000         13.91       .37            (.89)          (.52)
 Year ended 7/31/1999         12.09       .37            1.79           2.16


                                    Dividends and distributions

                             Dividends                             Total
                             (from net      Distributions        dividends
                            investment      (from capital           and
                              income)          gains)         distributions

Year ended 7/31/2003          $(.20)             $ -              $(.20)
Year ended 7/31/2002           (.24)            (.16)              (.40)
Year ended 7/31/2001           (.34)            (.60)              (.94)
Year ended 7/31/2000           (.34)           (1.11)             (1.45)
Year ended 7/31/1999           (.34)               -               (.34)


                                               Net assets,    Ratio of        Ratio of
                         Net asset               end of       expenses        net income    Portfolio
                         value, end   Total     year (in      to average      to average    turnover
                          of year     return    millions)     net assets      net assets      rate

Year ended 7/31/2003      $12.57      10.18%      $76            .68%           1.88%         29%
Year ended 7/31/2002       11.61      (8.60)       63            .66            1.81          50
Year ended 7/31/2001       13.11      18.23        61            .71            2.32          49
Year ended 7/31/2000       11.94      (3.31)       50            .73            3.03          60
Year ended 7/31/1999       13.91      18.21        52            .75 (2)        2.90          52



BOND PORTFOLIO

                          Income (loss) from investment operations(1)
                                                        Net
                          Net asset                 gains(losses)
                             value,       Net       on securities    Total from
                          beginning    investment  (both realized    investment
                            of year      income    and unrealized)   operations

 Year ended 7/31/2003        $15.93       $.89          $.77          $1.66
 Year ended 7/31/2002         16.56        .99          (.53)           .46
 Year ended 7/31/2001         15.79       1.16           .77           1.93
 Year ended 7/31/2000         16.17       1.16          (.37)           .79
 Year ended 7/31/1999         16.93       1.14          (.84)           .30


                                     Dividends and distributions

                             Dividends                             Total
                             (from net      Distributions        dividends
                            investment      (from capital           and
                              income)          gains)         distributions

Year ended 7/31/2003          $(1.02)            $-              $(1.02)
Year ended 7/31/2002           (1.09)             -               (1.09)
Year ended 7/31/2001           (1.16)             -               (1.16)
Year ended 7/31/2000           (1.16)          (.01)              (1.17)
Year ended 7/31/1999           (1.06)             -               (1.06)


                                               Net assets,    Ratio of        Ratio of
                         Net asset               end of       expenses        net income    Portfolio
                         value, end   Total     year (in      to average      to average    turnover
                          of year     return    millions)     net assets      net assets      rate

Year ended 7/31/2003      $16.57      10.64%      $59            .71%           5.38%         25%
Year ended 7/31/2002       15.93       2.82        50            .70            6.07          70
Year ended 7/31/2001       16.56      12.67        46            .75 (3)        7.18          48
Year ended 7/31/2000       15.79       5.13        32            .75 (3)        7.31          59
Year ended 7/31/1999       16.17       1.75        31            .75 (3)        6.84          54



(1) Years ended 2000 and 1999 are based on shares outstanding on the last day of the year; all other years are based on average shares outstanding.
(2) Had CRMC not waived fees for investment advisory services, the fund's expense ratio would have been 0.79% for the fiscal year ended 1999.
(3) Had CRMC not waived fees for investment advisory services, the fund's expense ratio would have been 0.79%, 0.86% and 0.95% for the fiscal years ended 2001, 2000 and 1999, respectively.


INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF ENDOWMENTS:

We have audited the accompanying statement of assets and liabilities of ENDOWMENTS (the "trust"), comprising, respectively, the Growth and Income Portfolio and the Bond Portfolio, including the investment portfolio, as of July 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting ENDOWMENTS as of July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
September 5, 2003